Exhibit 4.1
COUNTERSIGNED AND REGISTERED: TRANSFER AGENT AND REGISTRAR By AUTHORIZED SIGNATURE (New York, NY) SECRETARY PRESIDENT transferable on the books of the Corporation by the holder hereof in person or by attorney upon the surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Restated Certificate of Incorporation and the Amended and Restated Bylaws of said Corporation and any amendments thereto, to all of which the holder of this Certificate, by acceptance hereof, assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile signatures of the Corporation’s duly authorized officers. Dated: SEE REVERSE SIDE FOR CERTAIN DEFINITIONS AND TRANSFER RESTRICTIONS This Certifies that is the owner of CUSIP 00912X 30 2 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

For value received, hereby sell, assign and transfer unto The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM TEN ENT JT TEN — as tenants in common — as tenants by the entireties — as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT— Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State) THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER. PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE Shares of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated, THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. Additional abbreviations may also be used though not in the above list.